American Century Municipal Trust Summary Prospectus and Prospectus Supplement New York Tax-Free Fund
Supplement dated April 5, 2013 ¡ Summary Prospectus and Prospectus dated October 1, 2012

At a meeting held on April 4, 2013, the Board of Trustees approved management’s plan to liquidate the fund on May 3, 2013.

The fund will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on April 19, 2013.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing stated investment objectives. In recognition of the fund’s substantial cash and cash equivalent holdings, the advisor plans to waive a portion of the fund’s management fee.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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